Execution Version

AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND

GUARANTY

This AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND

GUARANTY, dated as of September 28, 2017 (this “Amendment”), is made by and among VARIATION BIOTECHNOLOGIES (US), INC., a Delaware corporation (the “Borrower”), the Guarantors identified under the caption “GUARANTORS” on the signature pages hereto, and Perceptive Credit Holdings, LP, a Delaware limited partnership (the “Lender”). Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement (defined below).

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors and the Lender have entered into that certain Amended and Restated Credit Agreement and Guaranty, dated as of December 6, 2016 (the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lender agree to certain amendments and modifications to the Credit Agreement as further described herein; and

WHEREAS, the Lender is willing to agree to such amendments and modifications subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Amendment, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Amendment” is defined in the preamble.

“Amendment Effective Date” is defined in Article III.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in first recital.

“Lender” is defined in the preamble.

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ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT

The provisions of the Credit Agreement referred to below are hereby amended in accordance with this Article II. Except as expressly so amended, the parties hereto expressly acknowledge and agree that all other terms and provisions of the Credit Agreement and each other Loan Document shall continue in full force and effect in accordance with its terms.

SECTION 2.1. Amendment to Section 7.18. Effective on (and subject to the occurrence of) the Amendment Effective Date, Section 7.18(a) of the Credit Agreement is hereby amended by replacing the reference to “September 30, 2017” with “November 30, 2017.”

ARTICLE III

CONDITIONS PRECEDENT

This Amendment shall become effective upon, and shall be subject to, the prior or simultaneous satisfaction of each of the following conditions in a manner reasonably satisfactory to the Lender (the date when all such conditions are so satisfied being the “Amendment Effective Date”):

SECTION 3.1. Counterparts. The Lender shall have received counterparts of this Amendment executed on behalf of the Borrower, the Guarantors, and the Lender.

SECTION 3.2. Costs and Expenses, etc. The Lender shall have received all fees, costs and expenses due and payable pursuant to Section 11.3 of the Credit Agreement (including without limitation the reasonable fees and expenses of Morrison & Foerster LLP, counsel to the Lender), if then invoiced, together with any other fees separately agreed to by the Borrower and the Lender.

SECTION 3.3. Amendment Effective Date Certificate. The Lender shall have received a certificate, dated as of the Amendment Effective Date and in form and substance satisfactory to the Lender, duly executed and delivered by an Authorized Officer of the Borrower, in which certificate the Borrower shall certify, represent and warrant that, at the time such certificate is delivered, (i) all statements, representations and warranties set forth in Article IV below are true and correct immediately before and immediately after giving effect to the Amendment Effective Date, and (ii) all of the conditions set forth in this Article III have been satisfied.

SECTION 3.4. Satisfactory Legal Form, etc. All legal matters incident to the effectiveness of this Amendment shall be reasonably satisfactory to the Lender and its counsel.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

To induce the Lender to enter into this Amendment, each Loan Party represents and warrants to the Lender as set forth below.

SECTION 4.1. Validity, etc. This Amendment and the Credit Agreement (after giving effect to this Amendment) each constitutes the legal, valid and binding obligation of each Loan Party, enforceable in accordance with its respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

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SECTION 4.2. Representations and Warranties, etc. Immediately prior to, and immediately after giving effect to, this Amendment the following statements shall be true and correct:

(a)       the representations and warranties set forth in each Loan Document (as defined in the Credit Agreement) shall, in each case, be true and correct in all respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

(b)      no Default (as defined in the Credit Agreement) shall have then occurred and be continuing.

ARTICLE V

CONFIRMATION

SECTION 5.1. Guarantees, Security Interest, Continued Effectiveness. Each Loan Party hereby consents to the modifications made to the Loan Documents pursuant to this Amendment and hereby agrees that, after giving effect to this Amendment, each Loan Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified in all respects, except that upon the occurrence of the Amendment Effective Date, all references in such Loan Documents to the “Credit Agreement”, “Loan Documents”, “thereunder”, “thereof”, or words of similar import shall mean the Credit Agreement and the other Loan Documents, as amended or otherwise modified by this Amendment.

SECTION 5.2. Validity, etc. Each Loan Party hereby represents and warrants, as of the Amendment Effective Date, that immediately after giving effect to this Amendment, each Loan Document, in each case as modified by this Amendment (where applicable and whether directly or indirectly), to which it is a party continues to be a legal, valid and binding obligation of such Loan Party, enforceable against such Person in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

ARTICLE VI

MISCELLANEOUS

SECTION 6.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 6.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby.

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SECTION 6.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 6.4. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SECTION 6.6. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, the Loan Parties each jointly and severally agree that all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments and other waivers and modifications set forth in this Amendment shall be limited precisely as provided for herein to the provisions expressly amended herein or otherwise modified or waived hereby and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Credit Party which would require the consent of the Lenders under the Credit Agreement or any of the Loan Documents.

SECTION 6.7. No Waiver. This Amendment is not, and shall not be deemed to be, a waiver of or a consent to any Event of Default, event with which the giving of notice or lapse of time or both may result in an Event of Default, or other non-compliance now existing or hereafter arising under the Credit Agreement and the other Loan Documents.

[Signature pages to follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER

VARIATION BIOTECHNOLOGIES (US), INC.

By:	/s/ Jeff Baxter
Name:	Jeff Baxter
Title:	Chief Executive Officer

GUARANTORS

SCIVAC LTD

By:	/s/ Jeff Baxter
Name:	Jeff Baxter
By:	Chief Executive Officer

VARIATION BIOTECHNOLOGIES INC.

By:	/s/ Jeff Baxter
Name:	Jeff Baxter
Title:	Chief Executive Officer

VBI VACCINES INC.

By:	/s/ Jeff Baxter
Name:	Jeff Baxter
Title:	Chief Executive Officer

VBI VACCINES (DELAWARE) INC.

By:	/s/ Jeff Baxter
Name:	Jeff Baxter
Title:	Chief Executive Officer

LENDER

PERCEPTIVE CREDIT HOLDINGS, LP
By Perceptive Credit Opportunities GP, LLC, its general partner

By:	/s/ Sandeep Dixit
Name:	Sandeep Dixit
Title:	Chief Credit Officer

By:	/s/ Sam Chawla
Name:	Sam Chawla
Title:	Portfolio Manager

[Signature Page to Amendment]